                                                                    EXHIBIT 99.1

                             VINTAGE INDUSTRIES, INC.
                             (A FLORIDA CORPORATION)
                                Longwood, Florida

                        ---------------------------------
                                FINANCIAL REPORTS
                                       AT
                                DECEMBER 31, 2001
                        ---------------------------------

VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

TABLE OF CONTENTS
-----------------------------------------------------------------------------


Independent Auditors' Report                                             1

Balance Sheets at December 31, 2001 and 2000                             2

Statements of Changes in Stockholders' Equity (Deficit) for the Years
  Ended December 31, 2001 and 2000                                       3

Statements of Operations for the Years Ended December 31,
  2001 and 2000                                                          4

Statements of Cash Flows for the Years Ended December 31,
  2001 and 2000                                                          5

Notes to Financial Statements                                          6-12

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders
Vintage Industries, Inc.
(A Florida Corporation)
Longwood, Florida


         We have audited the accompanying balance sheets of Vintage Industries, Inc. (A Florida Corporation) as of December 31, 2001 and 2000, and the related statements of changes in stockholders' equity (deficit), operations, and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vintage Industries, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note M to the financial statements, the Company has suffered recurring losses, has substantial debt and, at December 31, 2001, liabilities exceed assets. These factors, and others discussed in Note M, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Rotenberg & Company, LLP

Rotenberg & Company, LLP
Rochester, New York
  September 20, 2002

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

BALANCE SHEETS
-----------------------------------------------------------------------------------------

December 31,                                                            2001         2000
-----------------------------------------------------------------------------------------
ASSETS

Current Assets

Cash and Cash Equivalents                                           $ 26,031    $  8,484
Accounts Receivable - Net of Allowance for Doubtful Accounts         319,170     334,490
Inventory                                                            124,548     174,394
-----------------------------------------------------------------------------------------

Total Current Assets                                                 469,749     517,368

Property and Equipment - Net of Accumulated Depreciation             323,821     383,666

Other Assets

Security Deposits                                                     17,947      17,947
-----------------------------------------------------------------------------------------

Total Assets                                                       $ 811,517   $ 918,981
=========================================================================================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities

Line of Credit                                                     $ 125,000   $ 125,000
Notes and Capital Leases Payable - Due Within One Year               100,577      79,015
Accounts Payable and Accrued Expenses                                183,054     214,426
-----------------------------------------------------------------------------------------

Total Current Liabilities                                            408,631     418,441

Other Liabilities

Notes and Capital Leases Payable - Due After One Year                543,002     641,206
-----------------------------------------------------------------------------------------

Total Liabilities                                                    951,633   1,059,647
-----------------------------------------------------------------------------------------


Stockholders' Deficit

Common Stock:  $1.00 Par; 7,000 Shares Authorized,
               2,250 Shares Issued and 1,000 Shares Outstanding        2,250       2,250
Additional Paid-In Capital                                           485,381     485,381
Accumulated Deficit                                                 (596,247)   (596,797)
-----------------------------------------------------------------------------------------

                                                                    (108,616)   (109,166)
Less:  Treasury Stock - 1,250 Shares, at Cost                         31,500      31,500
-----------------------------------------------------------------------------------------


Total Stockholders' Deficit                                         (140,116)   (140,666)
-----------------------------------------------------------------------------------------


Total Liabilities and Stockholders' Deficit                        $ 811,517   $ 918,981
=========================================================================================


   The accompanying notes are an integral part of these financial statements.

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida



STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
--------------------------------------------------------------------------------------------------------------


                                                         Additional
                                        Number   Common   Paid-In   Accumulated   Treasury     Stockholders'
                                      of Shares   Stock    Capital    Deficit       Stock     Equity (Deficit)
--------------------------------------------------------------------------------------------------------------


Balances - December 31, 1999             2,250   $ 2,250  $ 485,381   $(296,530)  $(31,500)      $ 159,061

Net Loss                                    --        --         --    (300,267)       --         (300,267)
--------------------------------------------------------------------------------------------------------------

Balances - December 31, 2000             2,250     2,250    485,381    (596,797)   (31,500)       (140,666)

Net Income                                  --        --         --         550        --              550
--------------------------------------------------------------------------------------------------------------

Balances - December 31, 2001             2,250   $ 2,250  $ 485,381   $(596,247)  $(31,500)      $(140,116)
==============================================================================================================


   The accompanying notes are an integral part of these financial statements.

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

STATEMENTS OF OPERATIONS


-------------------------------------------------------------------------------

Years Ended December 31,                                     2001         2000
-------------------------------------------------------------------------------


Revenues                                              $ 2,060,028  $ 2,012,994

Cost of Goods Sold                                      1,538,675    1,382,598
-------------------------------------------------------------------------------

Gross Profit                                              521,353      630,396
-------------------------------------------------------------------------------

Operating Expenses

Bad Debts (Recovery)                                      (67,944)     197,793
Depreciation                                              109,267      137,178
Finance Charges                                            71,438       65,237
Interest                                                   75,276       62,047
Officers' Salaries - Leased                               258,406      287,110
Professional Services                                      74,102       35,849
Other Operating Expenses                                  161,225      122,427
-------------------------------------------------------------------------------

Total Operating Expenses                                  681,770      907,641
-------------------------------------------------------------------------------


Operating Loss Before Other Expenses                     (160,417)    (277,245)

Other Expenses

Loss on Forfeited Real Estate Deposits                         --      (23,022)
Legal Settlement                                           (7,033)          --
-------------------------------------------------------------------------------

Loss Before Extraordinary Item                           (167,450)    (300,267)

Extraordinary Item

Business Loss Insurance Recovery, Net of Taxes            168,000           --
-------------------------------------------------------------------------------

Net Income (Loss)                                     $       550  $  (300,267)
===============================================================================


   The accompanying notes are an integral part of these financial statements.

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

STATEMENTS OF CASH FLOWS


------------------------------------------------------------------------------------

Years Ended December 31,                                           2001        2000
------------------------------------------------------------------------------------

Cash Flows from Operating Activities

Net Income (Loss)                                              $    550   $(300,267)

Adjustments to Reconcile Net Income (Loss) to
  Net Cash Flows from Operating Activities:

Bad Debts (Recovery)                                            (67,944)    197,793
Depreciation                                                    109,267     137,178

Changes in Assets and Liabilities:

Accounts Receivable                                              83,264    (167,577)
Inventory                                                        49,846       8,407
Security Deposits                                                    --      14,100
Accounts Payable and Accrued Expenses                           (31,372)     32,408
------------------------------------------------------------------------------------

Net Cash Flows From Operating Activities                        143,611     (77,958)
------------------------------------------------------------------------------------

Cash Flows from Investing Activities

Acquisition of Property and Equipment                           (49,422)    (11,022)
------------------------------------------------------------------------------------

Cash Flows from Financing Activities

Repayment of Notes Receivable - Employees                            --      28,455
Line of Credit Borrowings                                            --     125,000
Repayment of Debt                                               (76,642)    (64,468)
------------------------------------------------------------------------------------

Net Cash Flows from Financing Activities                        (76,642)     88,987
------------------------------------------------------------------------------------

Net Increase in Cash and Cash Equivalents                        17,547           7

Cash and Cash Equivalents - Beginning of Year                     8,484       8,477
------------------------------------------------------------------------------------

Cash and Cash Equivalents - End of Year                        $ 26,031   $   8,484
====================================================================================

SUPPLEMENTAL DISCLOSURES
------------------------------------------------------------------------------------

Interest Paid                                                  $ 73,522   $  67,673
Income Taxes Paid                                              $     --   $      --
====================================================================================

NON-CASH INVESTING AND FINANCING ACTIVITIES

====================================================================================

Acquisition of Equipment via Capital Leases Payable            $     --   $ 115,507
====================================================================================


   The accompanying notes are an integral part of these financial statements.

VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


Note A -   Nature of Operations

           Vintage Industries, Inc. (the "Company") was formed on September 1, 1991 under the laws of the State of Florida. The Company is authorized to issue 7,000 shares of common stock at a $1.00 par value. The Company is primarily engaged in the business of design engineering and production of intricate plastic molds and the production of plastic and metal parts.

Note B -   Summary of Significant Accounting Policies
           Method of Accounting

           The Company maintains its books and prepares its financial statements on the accrual basis of accounting.

           Cash and Cash Equivalents

           Cash and cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.

           Accounts Receivable Factoring

           The Company has an arrangement with a financial services company, in which the Company delivers current sales invoices to the financial services company in return for cash. Under the arrangement, proceeds typically received from the delivery of invoices approximate 63%, which is net of fees and interest of approximately 22% and a holdback allowance of approximately 15%. Customer invoices which are or become ineligible reduce the proceeds received from delivery of future customer invoices. Ineligible customer invoices revert back to the Company for collection. The holdback allowance balance at December 31, 2001 and 2000 was $58,444 and $43,931, respectively.

           Allowance for Doubtful Accounts

           The Company provides for estimated losses on accounts receivable based on prior bad debt experience and a review of existing receivables. Based on these factors, there is an allowance for doubtful accounts of $39,319 and $63,912 at December 31, 2001 and 2000, respectively.

           Inventory

           Inventory consists of raw materials, work-in-process, and finished goods, and is stated at the lower of cost or market using the first-in, first-out method.

           Property, Equipment and Depreciation

           Property and equipment are stated at cost, less accumulated depreciation computed using the straight line method over the estimated useful lives as follows:

                    Equipment                         5 - 7 Years
                    Computer Equipment                5 - 7 Years

           Maintenance and repairs are charged to expense. The cost of the assets retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts.

           Revenue Recognition

           Revenues from product sales are recognized when the goods are shipped.

                                                                  - continued -

VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


Note B -   Summary of Significant Accounting Policies - continued
           Income Taxes

           Effective September 1, 1991, the Company elected to be treated as an "S" Corporation for both Federal and Florida State Tax purposes. Thus, profits, losses and tax credits flow through to the individual stockholders. Therefore, no provision for income taxes is reflected in these financial statements.

           Use of Estimates

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results can differ from those estimates.

           Concentrations of Credit Risk

           Financial instruments, which potentially expose the Company to significant concentrations of credit risk, consist principally of bank deposits, which may at times exceed federally insured limits. The Company had no cash balances that exceeded insured limits at December 31, 2001 or 2000. Cash is placed primarily in high quality short term interest bearing financial instruments.

           The Company had three significant customers for the years ended December 31, 2001 and 2000. The respective amount of sales during the years ended December 31, 2001 and 2000 and portion of the accounts receivable balance at December 31, 2001 and 2000 are as follows:

           --------------------------------------------------------------------
                        Sales for the Years Ended   Accounts Receivable Balance
                               December 31,                at December 31,
                       --------------------------------------------------------
                               2001        2000           2001            2000
           --------------------------------------------------------------------
           Company A      $ 388,508   $  63,943       $ 64,166        $    340
           Company B      $ 391,603   $ 278,093       $ 51,557        $ 51,770
           Company C      $ 322,816   $ 398,230       $ 40,072        $ 40,605
           ====================================================================

           The Company periodically monitors the credit worthiness of its customers to which it grants credit terms in the ordinary course of business.

Note C -   Accounts Receivable

           Accounts receivable consisted of the following:

           -------------------------------------------------------------------
           December 31,                                       2001       2000
           -------------------------------------------------------------------

           Trade                                         $ 352,977  $ 394,536
           Reproductions                                     5,512      3,866
           -------------------------------------------------------------------
                                                         $ 358,489  $ 398,402
           Less:  Allowance for Doubtful Accounts           39,319     63,912
           -------------------------------------------------------------------

           Net Accounts Receivable                       $ 319,170  $ 334,490
           -------------------------------------------------------------------

VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------


Note D -   Inventory

           Inventory consisted of the following:

           --------------------------------------------------------------------
           December 31,                                       2001        2000
           --------------------------------------------------------------------

           Raw Materials                                $    34,875    $ 35,099
           Work-in-Process                                   36,117      71,544
           Finished Goods                                    53,556      67,751
           --------------------------------------------------------------------

           Total Inventory                              $   124,548   $ 174,394
           --------------------------------------------------------------------

Note E -   Property and Equipment

           Property and equipment consisted of the following:

           --------------------------------------------------------------------
           December 31,                                        2001        2000
           --------------------------------------------------------------------

           Equipment                                    $ 1,161,294  $1,120,819
           Computer Equipment                                17,326       8,379
           Equipment Held Under Capital Leases              115,507     115,507
           --------------------------------------------------------------------
                                                        $ 1,294,127  $1,244,705
           Less:  Accumulated Depreciation                  970,306     861,039
           --------------------------------------------------------------------

           Net Property and Equipment                   $   323,821  $  383,666
           --------------------------------------------------------------------

           Depreciation expense for the years ended December 31, 2001 and 2000 was $109,267 and $137,178, respectively.

Note F -   Line of Credit

           The Company has a $125,000 line of credit with Stearns Bank National Association. The balance at December 31, 2001 and 2000 was $125,000. The line bears interest at prime plus 2% (6.75% at December 31, 2001), with interest payable monthly. It has personal guarantees by the stockholders and a guarantee by the Small Business Association and is secured by the Company's equipment and inventory.

           The line of credit expired on March 28, 2002 and is in default. The Company is in negotiations with the lender for payment of the outstanding principal balance, and is continuing to make the monthly interest payments.

           Interest expense on the line of credit for the years ended December 31, 2001 and 2000 was $11,206 and $4,765, respectively.

VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


Note G -   Notes and Capital Leases Payable
           Notes and capital leases payable consisted of the following:


           ------------------------------------------------------------------------------------------------
           December 31,                                                                   2001         2000
           ------------------------------------------------------------------------------------------------

           Notes Payable

           Business Loan Center, Inc.

           Note payable due December 2007, payable in monthly installments of
           $4,191, including principal and interest at prime plus 2 3/4% (7.50%
           at December 31, 2001). The loan is secured by all assets of the company with personal guarantees by the stockholders and their spouses, with their residences pledged as additional security, assignment of life insurance in the amount of $350,000 on each of the
           stockholders, and a guarantee by the Small Business Association.          $ 232,954    $ 258,906

           GE Capital Small Business Finance Corporation

           Note payable due June 2008, payable in monthly installments of
           $5,258, including principal and interest at prime plus 2 1/4% (7.00%
           at December 31, 2001). The loan is secured by all assets of the company in excess of $350,000 with personal guarantees by the stockholders, with their residences pledged as additional security,
           and a guarantee by the Small Business Association.                          335,021      362,555

           Capital Leases Payable

           Intech Funding Corp.

           Equipment lease for a four-year term, due February 2004, payable in monthly installments of $1,333, including principal and interest at
           9.406%.                                                                      31,244       43,660

           Associates Leasing, Inc.

           Equipment lease for a five-year term, due February 2005, payable in monthly installments of $273, including principal and interest at
           11.383%.                                                                      8,685       10,841

           Copelco Capital, Inc.

           Equipment lease for a five-year term, due March 2005, payable in monthly installments of $1,099, including principal and interest at
           11.383%.                                                                     35,675       44,259
           ------------------------------------------------------------------------------------------------

           Total Notes and Capital Leases Payable                                    $ 643,579    $ 720,221

           Less:  Amount Due Within One Year                                           100,577       79,015
           ------------------------------------------------------------------------------------------------

           Amount Due After One Year                                                 $ 543,002    $ 641,206
           ================================================================================================

                                                                                             - continued -

VINTAGE INDUSTRIES, INC.
(A FLORIDA Corporation)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Note G -   Notes and Capital Leases Payable - continued

           Annual maturities of notes and capital leases payable for the five years succeeding December 31, 2001 are as follows:

                 2002        2003        2004       2005      2006  Thereafter       Total
           --------------------------------------------------------------------------------
            $ 100,577   $ 108,957   $ 104,249   $ 96,766  $ 99,942   $ 133,088   $ 643,579
           ================================================================================

           The present value of future minimum lease payments is as follows:


           ---------------------------------------------------------------------------------
           December 31,                                                2001             2000
           ---------------------------------------------------------------------------------

           Total Future Minimum Lease Payments                     $ 87,890        $ 120,350

           Less:  Amount Representing Interest                       12,286           21,590
           ---------------------------------------------------------------------------------

           Present Value of Net Future Minimum Lease Payments      $ 75,604         $ 98,760
           ---------------------------------------------------------------------------------

           Interest expense on the notes and capital leases payable for the years ended December 31, 2001 and 2000 was $64,070 and $57,282, respectively

Note H -   Leases

           On April 1, 1999, the Company entered into a building lease, for office and manufacturing space, with an unrelated third party, commencing October 1, 1999. The term of the lease is for three years, with monthly rental payments of $4,134 for the first year, and increasing each year thereafter based on the Consumer Price Index. The monthly rental payment as of December 31, 2001 is $4,556. The lease expires on September 30, 2002 and the Company has executed an agreement to extend the terms on a month-to-month basis until November 30, 2002. The extended terms required a non-refundable deposit of $20,000. Management has decided to obtain an alternate sight with larger space for office and manufacturing operations.

           On January 1, 1998, the Company entered into a building lease, for grips production space, with an unrelated third party. The term of the lease was for one year, with a renewal option for two additional years. The lease required monthly rental payments of $544. On January 1, 2001, the lease was verbally extended on a month-to-month basis, with the monthly rental payment remaining at $544.

           On March 19, 2001, the Company entered into a building lease, for an engineering office, with an unrelated third party. The term of the lease is for one year, commencing April 15, 2001, with a renewal option for one additional year. The lease requires monthly rental payments of $868.

           Future minimum lease payments for the five years succeeding December 31, 200 1 is as follows:

                 2002     2003      2004      2005       2006         Total
           -------------------------------------------------------------------
             $ 44,042      $--       $--       $--        $--      $ 44,042
           ===================================================================

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


Note I -   Litigation

           On October 24, 2001, a complaint was filed against the Company with the Circuit Court of the Fifth Judicial Circuit in Hernando County, Florida by Excalibur Manufacturing Corporation, for unpaid sums past due under an open account arrangement in the amount of $13,200. On March 18, 2002, this complaint was settled for $7,033. The settlement has been recorded in the financial statements during the year ended December 31, 2001.

Note J -   Other Matters
           Forfeited Real Estate Deposits

           The loss represents non-refundable deposits made on potential building locations that were subsequently abandoned.

           Extraordinary Item - Business Loss Insurance Recovery

           On September 4, 2001, the primary manufacturing facility and the administrative offices of the Company received a direct lightning strike. This resulted in a majority of the manufacturing equipment and computer systems and some of the administrative computer system being either damaged and/or made inoperable. The income represents insurance proceeds received for compensation from loss of business, during the time needed by the Company to repair or replace the damaged equipment and computer systems.

Note K -   Subsequent Events

           On January 22, 2002, the Company entered into a building lease, for warehouse space, with an unrelated third party. The lease is on a month-to-month basis and requires monthly rental payments of $273.

           On August 12, 2002, the Company entered into an asset purchase agreement with Mobile Area Networks, Inc., where the Company would become a division of Mobile Area Networks, Inc. The Company would receive 1,440,000 shares of restricted common stock of Mobile Area Networks, Inc., with a fair market value of approximately $274,000 on August 12, 2002, in exchange for substantially all assets and the assumption of certain liabilities of the Company. The agreement also includes a Non-competition Agreement for the principal stockholders for three years.

           On September 12, 2002, the Company entered into an asset purchase agreement for equipment from Recoton Corporation for $50,000. Payment terms are $14,000 in the assumption of liabilities and the satisfaction of purchase orders of Recoton customers amounting to $36,000.

           On October 3, 2002, a complaint was filed against the Company with the Circuit Court of Seminole County, Florida by David Byron, a former stockholder of the Company, for non-delivery of 288,000 shares of restricted common stock of Mobile Area Networks, Inc., per the general mutual release and separation agreement between Vintage Industries, Inc. and Mr. Byron. Mr. Byron is seeking immediate delivery of the 288,000 shares of restricted common stock of Mobile Area Networks, Inc. and damages in the amount of the value of the stock. The Company is withholding the delivery of the shares pending the return of Company owned assets allegedly held by Mr. Byron. The Company intends to vigorously defend its position and does not believe the range of loss, if any, can be reasonably estimated at this time. Accordingly, no provision for possible loss has been made in these financial statements.

VINTAGE INDUSTRIES, INC.
(A FLORIDA CORPORATION)
Longwood, Florida

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------


Note L -   Recently Issued Accounting Standards

           In June 2002, the Financial Accounting Standards Board issued FASB Statement No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146). SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). SFAS 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Costs covered by SFAS 146 include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. SFAS 146 applies to all exit or disposal activities initiated after December 31, 2002.

           The Company is assessing, but does not expect the adoption of SFAS 146, as of January 1, 2003, to have a material effect on its future financial position and results of operations.

Note M -   Going Concern

           The company has sustained significant net losses totaling approximately $300,000 in fiscal years 2001 and 2000. The primary causes of the decreases were attributable to increasing costs (partly due to the extraordinary item described in Note J) and interest and finance charges on debt and the factoring of receivables.

           Because of the deteriorating financial conditions, substantial doubt exists about the Company's ability to continue as a going concern. As described in Note K, the Company has entered into a sale agreement with Mobile Area Networks, Inc. a publicly traded company. The Company plans to raise sufficient working capital through equity investors and plans to restructure the debt to lower its interest costs.